FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 28, 2000, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "Lenders"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "Initial Issuing Bank"), FLEET NATIONAL BANK, as the Swing Line Bank (the "Swing Line Bank"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "Lender Party" and, collectively, the "Lender Parties"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

                              W I T N E S S E T H :
                               -------------------

     WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, and that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties amend the Credit Agreement as and to the extent set forth in this Amendment; and

     WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

1. DEFINITIONS. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.   AMENDMENTS.

    2.1. Section 1.01 of the Credit Agreement is amended by deleting from the definition of "Applicable Margin" the entire pricing chart contained therein and replacing it with the following chart:

                         Applicable Margin  Applicable Margin  Applicable Margin
Ratio of Funded Debt to   for Prime Rate      for Eurodollar     for Commitment
EBITDA                       Advances         Rate Advances            Fee
------------------------ ------------------ -----------------  -----------------

Equal to or greater than
  4.00                        0.75%              2.250%               0.375%
Equal to or greater than
  3.50 less than 4.00         0.50%              2.000%               0.350%
Equal to or greater than
  3.00 less than 3.50         0.25%              1.750%               0.300%
Equal to or greater than
  2.50 less than 3.00         0.00%              1.500%               0.200%
Less than 2.50                0.00%              1.125%               0.150%


    2.2. Section 5.04(a) of the Credit Agreement is amended by deleting from the chart contained therein the dates from and including September 30, 2000 and the corresponding ratios for such dates and replacing them with the following:

           September 30, 2000                          4.25 to 1.0
           December 31, 2000                           4.25 to 1.0
           March 31, 2001                              4.00 to 1.0
           June 30, 2001                               3.75 to 1.0
           September 30, 2001                          3.75 to 1.0
           December 31, 2001                           3.50 to 1.0
           March 31, 2002 and each fiscal
                  quarter end thereafter               3.50 to 1.0.


    2.3. Section 5.04(b) of the Credit Agreement is amended by deleting from the chart contained therein the dates from and including September 30, 2000 and the corresponding ratios for such dates and replacing them with the following:

           Four Fiscal Quarters ending on:             Ratio

           September 30, 2000                          2.75 to 1.0
           December 31, 2000                           2.75 to 1.0
           March 31, 2001                              2.75 to 1.0
           June 30, 2001                               2.75 to 1.0
           September 30, 2001                          3.00 to 1.0
           December 31, 2001                           3.00 to 1.0
           March 31, 2002 and each fiscal
                  quarter end thereafter               3.00 to 1.0.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:


    3.1. Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

    3.2. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

    3.3. The execution, delivery and performance by each applicable Loan Party of this Amendment or the reaffirmations and confirmations attached hereto and each other Loan Document are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the
Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

    3.4. Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

    3.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The effectiveness of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

    4.1. The Borrower and Required Lenders shall have duly executed and delivered this Amendment.

    4.2.  No Default or Event of Default shall have occurred and be continuing.

    4.3. The representations and warranties contained in Section 3 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

    4.4. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "Approving Lender"), in an amount equal to 0.125% (i.e. 12.5 basis points) of such Approving Lender's Revolving Credit Commitment.

    4.5. The Borrower and its Subsidiaries shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

5. EFFECTIVENESS OF AMENDMENT. This Amendment shall not become effective unless and until each of the conditions precedent set forth in Section 4 hereof has been satisfied.

6.   RERERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

    6.1. Except as specifically amended in Section 2 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

    6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except as specifically amended in Section 2 above, or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender Party now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

8. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

10. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                    COLUMBUS MCKINNON CORPORATION

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Executive Vice President

         The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 28th day of September, 2000.

                                    AUTOMATIC SYSTEMS, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    LICO STEEL, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    ABELL-HOWE CRANE, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    G.L. INTERNATIONAL INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    GAFFEY, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer

                                    HANDLING SYSTEMS AND CONVEYORS, INC.


                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    YALE INDUSTRIAL PRODUCTS, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    WASHINGTON EQUIPMENT COMPANY

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer

                                    FLEET NATIONAL BANK, as Administrative Agent

                                    By:    /S/ John G. Tierney
                                           --------------------------------
                                           John G. Tierney
                                           Title: Vice President


                                    FLEET NATIONAL BANK, as Initial Issuing Bank

                                    By:    /S/ John G. Tierney
                                           --------------------------------
                                           John G. Tierney
                                           Title: Vice President


                                    FLEET NATIONAL BANK, as Swing Line Bank

                                    By:    /S/ John G. Tierney
                                           --------------------------------
                                           John G. Tierney
                                           Title: Vice President


                                    Lenders

                                    FLEET NATIONAL BANK

                                    By:    /S/ John G. Tierney
                                           --------------------------------
                                           John G. Tierney
                                           Title: Vice President

                                    Lenders

                                    ABN-AMRO BANK N.V. NEW YORK
                                    BRANCH, as a Co-Agent and Lender


                                    By:    /S/ Juliette Mound
                                           --------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------

                                    By:    /S/ Lisa Megeaski
                                           --------------------------------
                                    Title: Group Vice President
                                           --------------------------------

                                    Lenders

                                    THE BANK OF NOVA SCOTIA, as a Co-Agent and
                                    Lender

                                    By:    /S/ Todd S. Meller
                                           --------------------------------
                                    Title: Managing Director
                                           --------------------------------

                                    Lenders

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Agent and Lender

                                    By:    /S/ Stephen J. Wydysh
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    HSBC BANK USA (formerly known as Marine
                                    Midland Bank), as a Co-Agent and Lender

                                    By:    /S/ Desmond C. English
                                           --------------------------------
                                    Title: Authorized Signatory
                                           --------------------------------

                                    Lenders

                                    COMERICA BANK

                                    By:    /S/ Joel S. Gordon
                                           --------------------------------
                                    Title: Account Officer
                                           --------------------------------

                                    Lenders

                                    FIRST UNION NATIONAL BANK

                                    By:    /S/ Mark B. Felker
                                           --------------------------------
                                    Title: Senior Vice President
                                           --------------------------------

                                    Lenders

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:    /S/ Francis W. Lutz, Jr.
                                           --------------------------------
                                    Title: Portfolio Officer
                                           --------------------------------

                                    Lenders

                                    MELLON BANK, N.A.

                                    By:    /S/ Edward J. Kloecker
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    BANKERS TRUST COMPANY

                                    By:    /S/ Gina S. Thompson
                                           --------------------------------
                                    Title: Director
                                           --------------------------------

                                    Lenders

                                    THE BANK OF NEW YORK

                                    By:    /S/ Mark D. Wrigley
                                           --------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------

                                    Lenders

                                    NATIONAL BANK OF CANADA

                                    By:    /S/ Michael S. Woodard
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    By:    /S/ Jon W. Patterson
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                    By:    /S/ William A. Feldmann
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------